The Life in a Day OF EQUITY LIFESTYLE PROPERTIES 2008

Dear Readers,
We have a saying in our organization—when in doubt, go up. It suggests taking a step back, looking at issues from a larger frame of reference. Distance simplifies. Longer trends become more apparent. The day-to-day issues remain, but a larger perspective can serve as a road map for decision-making, similar to looking at a maze from a bird’s-eye-view.
Today, the news is a constant stream of information, much of it focused on the current financial crisis. Differing agendas and opinions abound. Uncertainty follows. A time to go up.
From this perspective, constants become clear: life goes on, time passes, and people live. At Equity LifeStyle Properties (ELS) we believe we are uniquely positioned to provide the growing number of retirees and empty nesters an afford-able, high quality, active and fulfilling lifestyle.
This year, we focus on bringing you a sense of that life. It is the backbone of who we are. In both stories and in pictures you will read and see vibrant and poignant examples of themes we discuss with our investors: the desire for a fulfilling and active lifestyle, the stability provided by a sense of community, the attractiveness of our locations and the diversity and affordability of our housing and lifestyle options.
Collectively, they provide the realization that in the midst of uncertainty we believe ELS is well positioned to provide future generations of customers the ability to write their own story.
Samuel Zell Chairman of the Board	Thomas P. Heneghan CEO

1

Shy No More
by Marianna Nelson
Marie never learned to dance. She and husband Ernie came to Fun N Sun as newlyweds when she was 47 and she decided that with so much instruction and fun being offered, she would finally take dance lessons.
Quickly she made up for her non-dancing years. She and Ernie took square dance lessons, line dance classes, and they learned clogging. Marie showed a natural talent for dancing and in 1990 she got into teaching.
Despite her talent, teaching line dancing was a big challenge for Marie. She had always been shy and had severe dyslexia. “Overcoming shyness wasn’t too difficult,” Marie said “because the students were behind me. I didn’t have to face them when I spoke.” Before long she became accustomed to talking to large groups.
Overcoming dyslexia took longer. Interpreting line dances from choreographers’ step sheets can be dif-ficult, even for people without this impairment. But somehow Marie decoded the words and symbols and committed most dance routines to memory. Ernie typed new step sheets in plain English and Marie passed them out to her students.
She was an excellent and patient teacher with a knack for explaining steps clearly and breaking down routines so her students could understand them. Part of her success was due to the amount of time she spent at home learning and practicing the best ways to teach dance steps and routines. Marie’s classes were noted for having line dance helpers called “walls.” Experienced dancers

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were positioned so that newer students had feet to follow whenever a routine turned away from the teacher and faced a different wall.
Line dancers had fun not only in class but at the Friday night country western dances, Sunday night line dance parties and the free Saturday night Stomps.
The line dancers performed at schools, adult day care centers, and nursing homes. Occasionally, when Marie wasn’t teaching either line dancing or clogging, a group of line dancers went to nearby Mission and danced outdoors at Pepe’s on the River. Line dance groups also performed on the Rec Hall stage at Fun N Sun. The performance they remember best is a cha-cha routine called Hog Wild. They made noises, while wearing curly tails of pink paper and shouted, “oink-oink” along with the vocalist.
After teaching classes for 14 years Marie is now retired. These days she dances for fun and exercise.

3

Seriously Fun
by Bee Orr
“I’ll get it!” calls a player as she struggles through the water, hurrying for the ball that went out of bounds. “There is just too much water in the way to go any faster,” she laughs.
For more than 25 years, volleyball has been enjoyed by countless folks in Fun N Sun’s large four-foot deep swimming pool. Play begins every afternoon at 2 o’clock and lasts an hour.
“If you can’t get the ball, leave it alone,” someone admonishes a fumbler. It’s all in good humor and everyone joshes and jokes with one another.
On some afternoons during the busiest months of the year, nearly 40 players are in the water. How do so many play at the same time? No one keeps score. No one serves. Every five minutes someone yells, “Rotate!” Everyone changes positions. This way everybody gets to play in every spot. The ball is passed around to try to get everyone into the game.
“Hit the ball up, not down. Try to get it to someone. Keep it going. No downers. No spiking! Let’s get serious now.” Then someone begins to count the number of hits. Seventeen, eighteen—twenty-eight, twenty-nine, thirty! Yes, we even got to forty hits that day before the ball dropped into the water. Everyone congratulated every- one else, but our pride was short lived—the next counts were three, then two. Whenever Pearl plays, she is the counter. Ken calls her “the Countess.”
Starting in the summer of 2006, due to demand, we added two additional times a week—Tuesday and Friday evenings. Those who can’t tolerate the scorching hot sun can still enjoy their favorite sport.
Where else could a group of senior adults recapture their youth by laughing and playing ball together? Right here at Fun N Sun, that’s where.

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Southwest UNITED STATES With over 110 properties in the southwest, our customers build lasting friendships where together they enjoy an active and outdoor lifestyle near water, nature culture.

CA
NV
AZ
CO
TX
N
Oregon House
Emigrant Gap
Cloverdale
Nicolaus
San Rafael
Lake Tahoe
Groveland
Modesto
Riverbank
Pacheco
San Jose
Manteca
Ceres
Morgan Hill
Santa Cruz
Scotts Valley
Paicines
Fresno
Castroville
Visalia
Acton
Pacifica
San Luis Obispo
Sylmar
Los Osos
Santa Barbara
Calimesa
Rialto
Menifee
Cathedral City
Pine Cove
Oceana
Hemet
Descanso
Palm Desert
Lotus
Jamul
Santee
El Cajon
Las Vegas
Yuma
Cottonwood
Sedona
Peoria
Sun City
Glendale
Mesa
Phoenix
Tempe
Show Low
Apache Junction
Casa Grande
Tucson
Sheridan
Broomfield
Golden
Denver
Aurora
Co. Springs
Pueblo
Gordonville
Bridgeport
Point
Whitney
Columbus
Willis
Lakehills
Mercedes
San Benito
Harlingen
Rio Grande Valley
Weslaco

Southwest

UNITED STATES

EQUITY LIFESTYLE PROPERTIES | 2008

5

In the Family
We have been Thousand Trails members for nearly 25 years. When the kids were still home, Thousand Trails Preserves were our favorite destinations, where the family could escape the stress associated with our careers. The children seemed to go nonstop, participating in one activity after another while we relaxed or made friends with members in the next site.
Now our boys have demanding careers and children of their own. Guess where they go for family fun and relaxation? You’re right, Thousand Trails, but now there are more activities than ever for the children, the parents and even the grandparents.
Our Thousand Trails membership
has proven to be one of the best
family investments we could
possibly have made.
- Jim S.

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Northwest UNITED STATES Surrounded by majestic mountains and pristine lakes, ELS offers our customers 25 desirable locations in the northwest for year-round living, seasonal vacations or weekend getaways.

N
Vancouver
Canada
Blaine
Bow
Concrete
La Conner
Monroe
Seaview
Seattle
Leavenworth
Newport
Ocean City
Snoqualmie
Federal Way
Spokane
Chehalis
Quincy
Silver Creek
WA
Seaside
Fairview
Portland
Cloverdale
Welches
South Beach
Clackamas
Salem
Florence
Bend
Eugene
OR
MT
Billings
Farr West
Salt Lake City
UT

Northwest

UNITED STATES

EQUITY LIFESTYLE PROPERTIES | 2008

7

A Good Kind of Nervous
by Howard W.
The husband and wife managers of our community were retiring. It was bittersweet. They had been there for more than a decade and were truly adored by the residents; we would miss them. But we were happy that they were finally going to live their dream to travel the world.
We organized a big retirement party, entertainment, gifts and, of course, food. It was a great event. About 400 residents came and the opening act was a professional singer named Rita who had retired to our community just the previous year. We had skits, musicians, dancers—so many people who live here are amateur performers; it was a talented crew and a great show. Of course there was a roast of the managers, another great send-off, and then Rita came back on stage to close with one final song. After she finished she walked towards the wings of the stage to leave. But she stopped. She paused. She walked back to center stage. She picked up the microphone. And she gave a little speech. Rita said she had spent an entire lifetime as a professional singer and never felt nervous. But just now, singing before her neighbors—people she has come to know and love in the last year—well, this had made her more nervous than she had felt in 40 years of performing, because she felt she was performing for her family and she wanted it to be perfect.
At that moment I had an epiphany, because I realized that being at Mid Florida Lakes Yacht Club is not just about where my house is. It’s really about living in a caring community of like-minded people who have common interests and who share a way of life. And like Rita, I understood that what makes this home is our connections to each other and knowing that this is where we belong.

8

Rhapsody in Florida
by Peter Vaast
This past winter we attended a One Day University event at our community in Venice, Florida. We heard Professor Orin Grossman’s lecture and performance of George Gershwin’s Rhapsody in Blue; he captivated his audience with his playing and discussion. We may have had all different kinds of careers, but Bay Indies is filled with people who are devoted to music. We grew up with the music of George Gershwin and all the creative genius of that era. We were drawn to the class. Professor Grossman took Rhapsody in Blue section by section and showed us how it is influenced by so many other types of music. At the end he played the entire piece.
The atmosphere was electrified with our comments and questions and we barely let the Professor eat lunch. The Professor even said later he had never taught a more engaged, knowledgeable group of people, where the dialogue was so riveting.
Music is a huge part of our lives here. My wife and I belong to the mixed chorus and I play piano in church. At the spring concert I performed in a trio where the age of our members spanned a 20-year difference. Music is just one of the things we play here. I call Bay Indies an “adult playground” because that’s what we do all day—we play. We do everything—Bocce league, shuffleboard, the pools, the classes, we are always enjoying the company of friends. We are intrigued by the new educational programs and always welcome learning new things.
We visited friends here in Bay Indies in 2002, stayed a month and fell in love. The next year we bought our place. Each year we stay a little longer. We used to come in November, now we come in September. We are here for eight months a year and spend only four months in New Hampshire. When we are north my wife complains that there is nothing to do; she can’t wait to get back to our home and to our friends, fun, and playground at Bay Indies.

9

Southeast UNITED STATES Sun is the order of the day in the southeast, with nearly 100 locations for customers to pursue their interests and passions. equity lifestyle properties | 2008

St Augustine
Flagler Beach
Ormond Beach
Daytona Beach
Port Orange
Ocala
Orlando
Grand Island
Eustis
My Dora
Winter Garden
Clermont
Kissimmee
Zephyrhills
Rockledge
Plant City
Melbourne
Odessa
Tampa
St Petersburg
Palmetto
Vero Beach
Wauchula
Arcadia
Sarasota
South Sarasota
Port Charlotte
Punta Gorda
St James
North Fort Myers
Palm Beach Gardens
Lantana
Margate
Pompano Beach
Fort Myers
Fort Myers Beach
Fort Lauderdale
Hollywood
Florida Keys
N
Memphis
Nashville
TN
Asheville
Charlotte
Raleigh
NC
SC
Charleston
Arley
AL
FL

Southeast

UNITED STATES

EQUITY LIFESTYLE PROPERTIES | 2008

10

It’s the camaraderie that’s
so catching!
by Woody Pierce
We get to O’Connell’s about ten weekends a year. We go for all the holidays—Memorial Day, Labor Day and, of course, July 4th—they have a spectacular fireworks display, but you have to get down by the waterfront early and mark your spot with some chairs.
We go so often that everybody knows us. We always get the same site, next to my good pal Pete, and he and I do everything together. One of our favorite events is Christmas in July; we decorate with big Santa blow-ups that we put up on top of our trailers. We’ve won that contest four years in a row. In the fall we enjoy the Hal-loween tricks and treats including the spook barn and our costumes. I think we have more fun than the kids.
But probably my favorite thing is that Pete and I are “O’Connell’s Greeters.” This is how it started. One Fri-day evening, Pete and I were sitting around talking and we decided to walk down to the ranger station at the entrance. As people pulled in we just started to greet them and welcome them to O’Connell’s. Then we started doing it all the time and everyone would remember us.
Well, like I said, everybody knows us. We are like the kids in high school who didn’t belong to one clique, but just belonged to all the cliques. We get along with everybody. My daughter is 12 now and she has been coming since she was just a baby. Once we arrive, she’s off riding her bike, meeting new kids and reconnecting with old friends. I think what we all love best at O’Connell’s is the camaraderie. We start doing something and then we pull other people in and things mushroom. We get to know other people, we have a really good time together and it is so much fun.

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Midwest / Northeast UNITED STATES Whether you enjoy the colors of fall or the beaches and pools of summer, our more than 65 properties in the midwest and northeast provide the perfect vacation spot. equity lifestyle properties | 2008

Midwest / Northeast

UNITED STATES

EQUITY LIFESTYLE PROPERTIES | 2008

CANADA
WI
Fremont
Wisconsin Dells
Door County
MI
Wyoming
Detroit
Chicago
Amboy
IL
Indianapolis
Clinton
IN
Cleveland
Cincinnati
Wilmington
OH
KY
Park City
NY
Syracuse
Pulaski
Lake George
Saratoga Springs
ME
Ellsworth
Trenton
Bar Harbor
NH
Boston
PA
Philadelphia
Lancaster
New York
VA
Richmond
Gladys
Norfolk
MA
Sturbridge
South Dennis
Rochester
Cape Cod
NJ
Port Republic
Atlantic City
Ocean View
Swainton
Cape May
Wilmington
Lewes
Rehoboth Beach
Millsboro
DE
N

12

Play Ball !
by David Leschewski
January through March, every Monday and Wednesday, you will always know where to find me: playing ball for the Buccaneer Pirates. I started playing softball with the team over 10 years ago and I am not ready to retire just yet. It’s what I do here at Buccaneer Estates in Ft. Myers, Florida. We lace up our spikes in November for our “spring training.” Our official game schedule begins in January. We play in an over-fifty league with about ten other teams. Never mind anybody’s age, these guys still can play. Some like me even played a little pro ball when we were younger. Our fans love us. They come to all our games and cheer us on. We’re a closeknit group. That’s what life is like here.
My wife and I moved down 15 or 16 years ago after I took an early retirement. We like the area, and you can’t beat the location, but we really enjoy the people. We do so much together. We just finished our annual variety show, where we all had the opportunity to entertain our neighbors. We had 32 acts and it’s so big now that we have two performances. We had more than 200 singers, dancers and comedy skits. It’s very gratifying to see people get up and perform and listen to the applause. One lady told me the act was so good we should take it on the road. It is a great lifestyle and I recommend it to all... now let’s play ball!

13

Real Friends
by Anonymous
I was walking around one of our resorts in Arizona when a voice called out from inside an RV. Out stepped a healthy looking man dressed in a softball uniform. From cap to toe, he looked like a ballplayer. He thought I was one of his teammates coming over to pick him up for an upcoming game. I apologized for being on his site and noted his attire. We started talking. He was a retired farmer from Canada and spends every winter in Arizona. He and his wife have been coming down to this resort for years. He loved the camaraderie of playing with his team. It kept him active and engaged. His wife was involved in a number of activities as well. They loved getting together with their friends.
It was a glorious day and we both commented about what a gift it was to be able to enjoy the warmth of the sun. It was a great day to play. I asked him whether he ever thought of trying a different place, instead of coming back to the same place every year. He shook his head, grabbed his chin and looked down. He said there was no way he could do that. There was softness in his voice. This was where his friends were. He added that his son was recently diagnosed with Lou Gehrig’s disease. “Nothing against my neighbors up in Canada, they are fine people, but at the end of the day they are just my neighbors. Here is where my friends are. I thank God that when my wife and I received the news about our son, we were here. It is the hardest news for a parent. Our friends were here to comfort us and help us through it all. We may all come from different parts of the country, but we share our lives here. I honestly don’t know what we would do without them.”
His words came naturally, more grateful than sad. After a while, I thanked him for his time, wished him and his wife well and told him good luck on his game. Years later, I am still touched by the memory.

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The Places & People

OF EQUITY LIFESTYLE PROPERTIES

The Places & People OF EQUITY LIFESTYLE PROPERTIES

Paradise Resort | Sun City, Arizona

Clerbrook Golf & RV Resort | Clermont, Florida

Venture In Resort | Show Low, Arizona

Whalers Rest | South Beach, Oregon

Clerbrook Golf & RV Resort | Clermont, Florida

Hidden Cove at Lake Conroe | Located Near Houston, Texas

Pine Lakes Country Club | North Ft. Myers, Florida

Crescent Bar | Located on the Columbia River in Quincy, Washington

Sunshine Key Resort | The Florida Keys

Cultus Lake | British Columbia, Canada

Lifestyle Expo | North Ft. Myers, Florida

Alpine Lake Resort | Lake George Area, New York

Snowflower | Located Near Sacramento, California

Mid Florida Lakes Yacht Club | Leesburg, Florida

Clamming near Oceana | Ocean City, Washington

Buccaneer Estates | North Ft. Myers, Florida

Patten Pond Resort | Bar Harbor Area, Maine

Casa del Sol Resort | Phoenix Area, Arizona

Pétanque at Park City West | Ft. Lauderdale, Florida

O’Connell’s Resort | Located Near Chicago, Illinois

Halloween at La Conner | on Puget Sound, in Washington

Manatee Resort | Sarasota, Florida

Date Palm Country Club | Palm Springs, California

Kite Flying on the Washington Coast | Oceana, Ocean City, Washington

La Conner | on Puget Sound, in Washington

Lake Fairways Country Club | North Ft. Myers, Florida

Manatee Resort | Sarasota, Florida

Crafts at Voyager Resort | Tucson, Arizona

Carthage Model Home | Venice, Florida

Bay Indies | Venice, Florida

Lawn Bowling at Paradise Resort | Sun City, Arizona

DeAnza Santa Cruz | Santa Cruz, California

ConsiderOthers
We are also pleased to provide our shareholders a chance to give back to the ELS community. There are numerous volunteer charitable organizations and fund raising activities within our communities. However, with respect to significant financial contributions, we believe this decision is best made by our shareholders. Our primary goal is to provide shareholders a return, not to contribute shareholder funds to our favorite charities. In this regard, a group of volunteers has created a charitable organization called ConsiderOthers. In line with our policy, ELS will only provide limited administrative support, although our Board of Directors and employees have made financial contributions out of their personal funds. The purpose of the charity is to help those in need within the ELS community. Attached is a contribution card and more information about this program. We hope you take the time to ConsiderOthers as well by making a financial contribution.
Equity LifeStyle Properties, Inc.
Two North Riverside Plaza, Chicago, Illinois 60606
Phone: 312-279-1400 | www.equitylifestyle.com
ConsiderOthers is a 501(c)3 non-profit organization. The goal of ConsiderOthers is to make a difference in the lives of those within the ELS community. This help could come in the form of financial assistance or the assistance could be in the form of organized efforts through our volunteer network.
With the help of supporters such as you, we will continue to meet our goal. To donate, simply go on-line to www.ConsiderOthers.org and select the “Donate” option. For those wishing to send in a donation, please complete the information at the right, detach the card and send it with a check pay able to “ConsiderOthers” to:
ConsiderOthers
P.O. Box 87274
Chicago, Illinois 60680
Donations are tax-deductible to the extent permitted by applicable law.

Name

Street Address

City	State | Zip Code

Phone

Email

Amount you wish to donate (check enclosed)
Thank you in advance for your generous support of our efforts through ConsiderOthers.
Phone: 866.719.9508
Email: ConsiderOthers@yahoo.com
Web site: www.ConsiderOthers.org